Exhibit 10.1

EXECUTION COPY

OCTOBER 2015 AMENDMENT

TO THE

MASTER RECEIVABLES PURCHASE AGREEMENT

THIS OCTOBER 2015 AMENDMENT TO THE MASTER RECEIVABLES PURCHASE AGREEMENT, dated as of October 30, 2015 (this “Amendment”), is entered into by and among T-MOBILE AIRTIME FUNDING LLC, a Delaware limited liability company, as funding seller (the “Funding Seller”), BILLING GATE ONE LLC, a Delaware limited liability company, as purchaser (the “Purchaser”), LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE, a public law corporation incorporated under the laws of Germany, as bank purchasing agent and a bank purchaser (the “Bank Purchasing Agent”), T-MOBILE PCS HOLDINGS LLC, a Delaware limited liability company, as servicer (the “Servicer”), and T-MOBILE US, INC., a Delaware corporation, as performance guarantor (the “Performance Guarantor” or “TMUS”). Capitalized terms used and not otherwise defined herein are used as defined in the Master Receivables Purchase Agreement (as defined below).

WHEREAS, the Funding Seller, the Purchaser, the Bank Purchasing Agent, the Servicer and the Performance Guarantor are parties to that certain Master Receivables Purchase Agreement, dated as of February 26, 2014, as amended by that certain Omnibus Amendment to the Master Receivables Purchase Agreement and Fee Letter, dated as of April 11, 2014, that certain Second Amendment to the Master Receivables Purchase Agreement, dated as of June 12, 2014, that certain Third Amendment to the Master Receivables Purchase Agreement, dated as of September 29, 2014, and that certain Fourth Amendment to the Master Receivables Purchase Agreement, dated as of November 28, 2014 and that certain Fifth Amendment to the Master Receivables Purchase Agreement, dated as of January 9, 2015 (collectively, the “Master Receivables Purchase Agreement”);

WHEREAS, after the date hereof certain affiliates of TMUS may be parties to a receivables purchase and administration agreement or a comparable agreement (the “EIP RPAA”) pursuant to which one or more of such affiliates would sell and certain third parties would purchase from time to time certain receivables related to retail equipment installment contracts governing the sale by certain affiliates of TMUS of wireless handheld equipment to their airtime service customers; and

WHEREAS, the parties hereto desire to amend the Master Receivables Purchase Agreement in certain respects as provided herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Section 1.1 of the Master Receivables Purchase Agreement. Effective as of the date hereof, Section 1.1 of the Master Receivables Purchase Agreement shall be amended as follows:

A.	The definition therein of the term “Scheduled Termination Date” shall be amended and restated in its entirety to read as follows:

“Scheduled Termination Date” means the March 2017 Settlement Date.

B.	The definition therein of the term “Level 4 Reserve Percentage” shall be amended and restated in its entirety to read as follows:

“Level 4 Reserve Percentage” means, for each Batch:

(i)	with respect to the Closing Date, the April 2014 Settlement Date, the May 2014 Settlement Date and the June 2014 Settlement Date, 5.14%;

(ii)	with respect to the July 2014 Settlement Date, the August 2014 Settlement Date and the September 2014 Settlement Date, 5.83%;

(iii)	with respect to the October 2014 Settlement Date, (A) as it relates to the Collection Period Batches for the June 2014 Collection Period, the July 2014 Collection Period and the August 2014 Collection Period, 4.55%, and (B) as it relates to the Collection Period Batch for the September 2014 Collection Period, 4.90%

(iv)	with respect to the November 2014 Settlement Date, (A) as it relates to the Collection Period Batches for the July 2014 Collection Period and the August 2014 Collection Period, 4.55%, and (B) as it relates to the Collection Period Batches for the September 2014 Collection Period and the October 2014 Collection Period, 4.90%;

(v)	with respect to the December 2014 Settlement Date, (A) as it relates to the Collection Period Batch for the August 2014 Collection Period, 3.86%, and (B) as it relates to the Collection Period Batches for the September 2014 Collection Period, the October 2014 Collection Period and the November 2014 Collection Period, 4.21%;

(vi)	with respect to each Settlement Date occurring during the period from January 2015 through August 2015 (inclusive), 4.21%;

(vii)	with respect to the September 2015 Settlement Date and the October 2015 Settlement Date, 4.99%; and

(viii)	with respect to the November 2015 Settlement Date (for the avoidance of doubt, as it relates to the Collection Period Batches for the July 2015, August 2015, September 2015 and October 2015 Collection Periods) and each Settlement Date thereafter, 3.75%;

as such percentage may be adjusted from time to time in accordance with the terms hereof; provided that on and after (a) the New York Designation Date, the Level 4 Reserve Percentage shall increase automatically by an additional 0.15%, and (b) the Maximum Sales Amount Increase Date, the Level 4 Reserve Percentage set forth in clauses (ii) through (v) above shall increase automatically by an additional 0.03%.

C.	The definitions therein of the terms “KfW Guarantees”, “KfW First Amended and Restated Level 3 Guarantee” and “KfW Level 3A Guarantee” shall be deleted and replaced with the following definitions:

“KfW Guarantees” means, collectively, the KfW Second Amended and Restated Level 3 Guarantee and the KfW First Amended and Restated Level 3A Guarantee.

“KfW First Amended and Restated Level 3A Guarantee” means that certain guarantee provided by KfW to the Bank Purchasers on the Amendment Effective Date, as amended and restated on October 30, 2015, and as may be amended, supplemented or otherwise modified from time to time.

“KfW Second Amended and Restated Level 3 Guarantee” means that certain guarantee provided by KfW to the Bank Purchasers on March 3, 2014, as amended and restated on the Amendment Effective Date and on October 30, 2015, and as may be further amended, supplemented or otherwise modified from time to time.

SECTION 2. Amendment to Section 2.13 of the Master Receivables Purchase Agreement. Effective as of the date hereof, Section 2.13 of the Master Receivables Purchase Agreement shall be amended by replacing the reference to the figure $700,000,000 with a reference to the figure $750,000,000.

SECTION 3. Amendments to Section 5.6 of the Master Receivables Purchase Agreement. Effective as of the date hereof, Section 5.6 of the Master Receivables Purchase Agreement shall be amended by:

A.	replacing each reference therein to the KfW First Amended and Restated Level 3 Guarantee with a reference to the KfW Second Amended and Restated Level 3 Guarantee; and

B.	replacing each reference therein to the KfW Level 3A Guarantee with a reference to the KfW First Amended and Restated Level 3A Guarantee.

SECTION 4. Amendments to Section 11.4 of the Master Receivables Purchase Agreement. Effective as of the date hereof, Section 11.4 of the Master Receivables Purchase Agreement shall be amended by:

A.	replacing the reference to the figure 4.50% in clause (l) thereof with a reference to the figure 3.75%;

B.	replacing the reference to the figure 20.0% in clause (q) thereof with a reference to the figure 17.5%; and

C.	replacing the reference to the figure 450% in clause (r) thereof with a reference to the figure 500%.

SECTION 5. Amendment to Annex 1 of the Master Receivables Purchase Agreement. The address and contact information of the Bank Purchasing Agent set forth in Annex 1 of the Master Section 11.4 of the Master Receivables Purchase Agreement shall be amended and restated in its entirety to read as follows:

Bank Purchasing Agent:

Landesbank Hessen-Thüringen Girozentrale

Neue Mainzer Straße 52-58

60311 Frankfurt am Main

Germany

Contact:	Björn Mollner / Björn Reinecke
Tel:	+49 (0)69 9132 – ext: 5208 / 3489
Fax:	+49 (0)69 9132 4190
E-mail:	bjoern.mollner@helaba.de, bjoern.reinecke@helaba.de

SECTION 6. Correction to Annex 3 of the Master Receivables Purchase Agreement. A typographical error in clause (cc) of Annex 3 of the Master Receivables Purchase Agreement shall be corrected by inserting the word “not” between the words “would” and “cause.”

SECTION 7. Entry into Acknowledgment and Agreement. The Funding Seller and the Performance Guarantor, jointly and severally, shall cause the Acknowledgment and Agreement, in substantially the form attached hereto as Annex 1, to be executed by the parties named on the signature page thereto (other than the Purchasing Entities) on or before the later of (1) the date on which the transactions contemplated by the EIP RPAA are closed and (2) February 16, 2016.

SECTION 8. Representations and Warranties. Each of the parties hereto hereby represents and warrants that this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally and subject to the general principals of equity.

SECTION 9. Master Receivables Purchase Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Master Receivables Purchase Agreement shall remain in full force and effect and is hereby ratified and reaffirmed by the parties hereto. All references to the Master Receivables Purchase Agreement shall be deemed to mean the Master Receivables Purchase Agreement as modified hereby. The parties hereto agree to be bound by the terms and conditions of the Master Receivables Purchase Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

SECTION 10. Miscellaneous.

A.	The section headings in this Amendment are for reference only and shall not affect the construction of this Amendment.

B.	This Amendment may be executed by different parties on any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one and the same agreement.

C.	This Amendment may not be amended or otherwise modified except as provided in the Master Receivables Purchase Agreement.

D.	THIS AMENDMENT AND ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY THERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO OTHERWISE APPLICABLE PRINCIPALS OF CONFLICTS OF LAW, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

T-MOBILE AIRTIME FUNDING LLC, as Funding Seller

By:	/s/ J. Braxton Carter

Name:	J. Braxton Carter
Title:	Executive Vice President & Chief Financial Officer

T-MOBILE PCS HOLDINGS LLC, as Servicer

By:	/s/ J. Braxton Carter

Name:	J. Braxton Carter
Title:	Executive Vice President & Chief Financial Officer

T-MOBILE US, INC., as Performance Guarantor

By:	/s/ J. Braxton Carter

Name:	J. Braxton Carter
Title:	Executive Vice President & Chief Financial Officer

Signature Page to October 2015 Amendment to Master Receivables Purchase Agreement

BILLING GATE ONE LLC, as Purchaser

By: Billing Gate One Trust, as Manager

By: Wells Fargo Delaware Trust Company, National Association, solely as Trustee and not in its individual capacity

By:	/s/ Sandra Battaglia

Name:	Sandra Battaglia
Title:	Vice President

Signature Page to October 2015 Amendment to Master Receivables Purchase Agreement

LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE, as a Bank Purchaser and Bank Purchasing Agent

By:	/s/ Bjorn Reinecke

Name: Bjorn Reinecke
Title:	Senior Analyst

By:	/s/ Bjoern Mollner

Name:	Bjoern Mollner
Title:	Vice President

Signature Page to October 2015 Amendment to Master Receivables Purchase Agreement

ACKNOWLEDGED AND ACCEPTED:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., DUSSELDORF BRANCH

By:	/s/ Andrew Pierce
Name:	Andrew Pierce
Title:	Director

By:	/s/ Martin Powell

Name:	Martin Powell
Title:	Executive Director

Signature Page to October 2015 Amendment to Master Receivables Purchase Agreement

ACKNOWLEDGED AND ACCEPTED:

KFW IPEX-BANK GMBH

By:	/s/ Marion Schrieder

Name:	Marion Schrieder
Title:	Director

By:	/s/ Petra Wegener

Name:	Petra Wegener
Title:	Assistant Vice President

Signature Page to October 2015 Amendment to Master Receivables Purchase Agreement